Revenue and Other Income	12 Months Ended
Jun. 30, 2026
Revenue and Other Income [Abstract]
Revenue and other income

Note 3. Revenue and other income

		30 June 2026	30 June 2025	30 June 2024
	Notes	A$	A$	A$
Revenue
Revenue from Operating Activities
Revenue from contracts with customers at a point in time		7,713,601	7,287,002	4,902,865
Total Revenue from Operating Activities		7,713,601	7,287,002	4,902,865

Grant Income
Australian R&D tax incentive refund		782,313	1,110,577	764,981
MTEC R&D grant		-	146,252	2,599,458
HJF R&D grant		339,819	124,164	-
EMDG grant		-	-	28,000
Other income		47,737	30,512	15,760
Total Grant Income		1,169,869	1,411,505	3,408,199

Other Gains/(Losses) – Net
Fair value losses to financial assets	8 (c)(ii)	-	-	(557,676)
Net foreign exchange gains/(losses)		(285,115)	12,183	(27,603)

(i)	R&D tax incentive refund

The group’s R&D activities are eligible under an Australian government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognized when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured.

(ii)	R&D grants from HJF

The group’s other grant income is recognized when compliance with the conditions attached to the grant have been determined and the group has ascertained the grant will be received and the amount can be reliably measured. For the year ended 30 June 2026, the group has recognized $339,819 (2025: $124,164) R&D grant from Henry M Jackson Foundation (HJF). This is to recognize income over the year necessary to match the grants on a systematic basis with the costs that they are intended to compensate.